UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2013

Commission File Number:  001-35522

Banc of California, Inc.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
04-3639825
(IRS Employer Identification No.)

18500 Von Karman Ave, Suite 1100, Irvine, California 92612
(Address of principal executive offices)

949-236-5211
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 16, 2013, Banc of California, Inc. (the "Company") announced that the Company completed its previously announced acquisition of The Palisades Group, LLC ("Palisades"), a Delaware limited liability company and a registered investment adviser under the Investment Advisor Act of 1940. Palisades provides financial advisory and asset management services to third parties, including the Company's wholly-owned bank subsidiary Pacific Trust Bank, with respect to the purchase, sale and management of portfolios of residential mortgage loans.

The Company will be hosting a conference call at 8:00 AM PST (11:00 AM EST) on September 18, 2013 to discuss the acquisition of Palisades and other matters.

A copy of the press release announcing the Palisades acquisition, including information on how to access the conference call, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of California, Inc.

Date:   September 16, 2013
By:	/s/ Richard Herrin

Name: Richard Herrin
Title: Executive Vice President, Chief Risk Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of Banc of California, Inc. dated September 16, 2013